Exhibit 10.08(a)



                 FIRST AMENDMENT TO LEASE


       This FIRST AMENDMENT is made on this 21st day of October, 1994 between CEMANUDI ASSOCIATES, an Illinois
Limited Partnership ("Lessor") and NELCO TECHNOLOGY, INC., an Arizona corporation ("Lessee").

A.  Lessor and Lessee previously entered into that  certain
Lease dated August 31, 1989 for the lease of the premises commonly known as II 04 West Geneva Drive, Tempe, Arizona
("Lease").

       B. Lessor and Lessee now desire to extend the term of the Lease, subject to the terms and conditions set forth in this First Amendment.

     Lessor and Lessee agree as follows:

       1.  Definitions. All of the terms used in this First
Amendment shall have the same meanings set forth therefor in the Lease, except to the extent expressly set forth otherwise herein.
       2. First Extension Term. The term of the Lease is hereby extended for the period ("First Extension Term") commencing on and including September 1, 1994 and ending at 11:59 P.M. (local time at the Demised Premises) on August
31, 1999.

      3. First Extension Term Annual Net Basic Rent. Lessee
agrees  to  pay to Lessor Annual Net Basic Rent during  the
First Extension Term as follows:
            (a)  During the period commencing on and includ
ing  September 1, 1994 and ending August 31,  1997,  Lessee
shall pay to Lessor as Annual Net Basic Rent the greater of
(i)  Sixty-Nine Thousand Seven Hundred Fifty-Eight and 40/1
00  Dollars  ($69,758.40), or (ii) an amount equal  to  the
product of Sixty-Three Thousand Eight Hundred Seventeen and
20/100 Dollars ($63,817.20) multiplied by a fraction  which
has  as its denominator the United States All Item Consumer
Price  Index  (I  982-1984  = I  00),  All  Urban  Consumer
Section,  issued  by the Bureau of Labor  Statistics,  U.S.
Department  of Labor ("CPI-U") published for  August,  1989
and  as its numerator the CPI-U published for August,  1994
("Initial Rent").

            (b) During the period commencing on and includ ing September 1, 1997 and ending August 31, 1999, Lessee shall pay to Lessor as Annual Net Basic Rent the greater of
(i) the Initial Rent, or (ii) an amount calculated by the following formula:
            (A)x  (.50) x {(B/C - 1.00} + A = Annual  Basic
Rent during the last two (2) years of extended term of lease.

          where A = Initial Rent
           where B = The CPI-U published for August 1997, the period immediately prior to the commencment date of the last two year period of the extended term.


           where C = The CPI-U published for August 1994, the period immediately prior to the commencment date of the five year extended term.

Such Annual Net Basic Rent shall be paid to Lessor in equal monthly installments on or before the first day of the First Extension Term and on or before the first day of each successive calendar month throughout the First Extension
Term.

       4. Full Force and Effect. Except to the extent expressly provided otherwise in this First Amendment, all of the terms and conditions set forth in the Lease shall remain in full force and effect.

      5. Conflicts. In the event that any of the provisions of the Lease conflict with any of the terms and provisions of this First Amendment, the terms and provisions of this First Amendment shall prevail.

       6. Time of Essence. Time is of the essence of each and every term of this First Amendment.


       IN WITNESS WHEREOF, said Lessor and Lessee have caused this instrument to be executed by their respective duly authorized officers, all as of the day and year first written above.


                                                     LESSOR
CEMANUDI          ASSOCIATES,          an          Illinois
Limited Partnership

                        By CMD CORPORATION

                     By:___________________
                        Its: Vice President



                        LESSEE

                        NELCO TECHNOLOGY, INC., an Arizona
                        corporation

                     By:___________________
                         Its:  Vice  President and  General
Manager


[Exhibis-02-10.08a]bd